UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Floating Rate Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East
52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds V

➢	BlackRock Floating Rate Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%
U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58
International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)
Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of February 28, 2019	BlackRock Floating Rate Income Portfolio

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended February 28, 2019, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

The largest sector detractors from the Fund’s performance relative to the benchmark included positioning with respect to independent energy, restaurants and chemicals. With respect to asset allocation, the Fund’s positions in liquid floating rate loan interest products such as total return swaps (“TRS”) and exchange-traded funds (“ETFs”) detracted from relative performance over the period. On a credit rating basis, the Fund’s underweight to BBB-rated loans also weighed on Fund returns.

On a sector basis, the largest relative contributors included security selection within technology, consumer cyclical services and health care. By credit rating, the Fund’s allocation to B-rated assets was the largest contributor to performance, followed by CCC-rated names. From an asset allocation perspective, the Fund’s core position in bank loans was the largest contributor to performance, while a small allocation to high yield corporate bonds also contributed.

Describe recent portfolio activity.

The Fund maintained its tactical positioning in high yield corporate bonds and collateralized loan obligations (“CLOs”) throughout the period. Similarly, the Fund maintained an allocation to liquid bank loan index products throughout the period, adding and reducing this exposure as market conditions warranted. Over the period, the Fund reduced exposure to the cable & satellite and wirelines sectors within communications as well as the consumer products sector. By contrast, the portfolio added to sectors such as technology, aerospace & defense and pharmaceuticals. From a credit quality standpoint, the portfolio remained concentrated on the B- and BB-rated segments of the bank loan market, while maintaining a much smaller allocation to CCC-rated risk. However, the investment adviser’s strategy reduced the Fund’s CCC-rated exposure throughout the period.

The Fund’s cash position averaged slightly more than 5% over the period. While the Fund generally seeks to be fully invested, cash levels will fluctuate based on market conditions, liquidity considerations, and investor flows. The Fund’s cash balance had no material impact on Fund performance.

Describe portfolio positioning at period end.

From a sector perspective, the Fund’s largest overweight positions at period end included consumer cyclical services, pharmaceuticals and aerospace & defense. By contrast, the portfolio remained underweight in retail, leisure and automotive names on the view that these sectors face fundamental headwinds. In terms of credit rating weights, the Fund’s positioning was roughly in-line with the benchmark with respect to BB- and B-rated loans. However, the portfolio was underweight in CCC and below-rated issuers with greater downside potential. The Fund’s largest issuer overweight positions included Infor US, Inc. (technology), Sedgewick Claims Management Services, Inc. (financial other) and SS&C Technologies (technology). Tactical positioning remained focused on high yield bonds and CLOs as well as liquid bank loan products.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2019 (continued)	BlackRock Floating Rate Income Portfolio

Performance Summary for the Period Ended February 28, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.84%	4.83%	1.04%	2.77%	N/A	3.41%	N/A	7.18%	N/A
Investor A	4.43	4.42	0.89	2.47	(0.09)%	3.11	2.59%	6.91	6.64%
Investor C	3.82	3.82	0.52	1.73	0.75	2.37	2.37	6.14	6.14
Investor C1	4.06	4.06	0.65	1.99	N/A	2.64	N/A	6.41	N/A
Class K	4.89	4.89	1.06	2.82	N/A	3.32	N/A	7.02	N/A
S&P®/LSTA Leveraged Loan Index(c)	—	—	1.27	3.44	N/A	3.73	N/A	8.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011.

(c)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)	Expenses Paid During the Period (b)	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.40	$3.29	$1,000.00	$1,021.52	$3.31	0.66%
Investor A	1,000.00	1,008.90	4.78	1,000.00	1,020.03	4.81	0.96
Investor C	1,000.00	1,005.20	8.40	1,000.00	1,016.41	8.45	1.69
Investor C1	1,000.00	1,006.50	7.11	1,000.00	1,017.70	7.15	1.43
Class K	1,000.00	1,010.60	3.04	1,000.00	1,021.77	3.06	0.61

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Floating Rate Loan Interests	95%
Investment Companies	2
Corporate Bonds	2
Asset-Backed Securities	1
Common Stocks	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities and options purchased.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AA/Aa	—	%(c)
A	1
BBB/Baa	10
BB/Ba	33
B	51
CCC/Caa	2
NR	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and options purchased.
(c)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARY	5

About Fund Performance

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund (the Reorganization). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011 (the “2011 Reorganization”). Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund and information provided herein for periods prior to the 2011 Reorganization is that of the BlackRock Senior Floating Rate Fund, Inc. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of Investor A Shares. Prior to Class K Shares’ inception date on March 28, 2016, Class K Share performance results are those of Investor A Shares. The performance of both the Fund’s Institutional Shares and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that both Institutional Shares and Class K Shares have different expenses than Investor A Shares. The actual returns of both Institutional Shares and Class K Shares would have been higher than those of the Investor A Shares because Institutional Shares and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to March 21, 2011, Investor C Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor C Shares’ fees. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization into the Predecessor Fund and for dividend and capital gain reinvestment by existing shareholders, and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to March 21, 2011, Investor C1 Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor C1 Shares’ fees. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/ or reimbursing its fees after the applicable termination date of such agreement and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on September 1, 2018 and held through February 28, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 0.6%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/28(a)(b)	USD	900	$888,005
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.99%, 10/15/27(a)(b)		1,000	996,469
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.76%, 07/22/30(a)(b)		500	487,425
Ares XLVII CLO Ltd., Series 2018-47A, Class B, (LIBOR USD 3 Month + 1.45%), 4.24%, 04/15/30(a)(b)		500	491,673
Ares XXXVR CLO Ltd., Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/30(a)(b)		500	481,753
Atrium XV(a)(b):
Series 15A, Class C, (LIBOR USD 3 Month + 2.20%), 4.98%, 01/23/31		1,000	979,419
Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31		500	486,002
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 6.23%, 10/18/29(a)(b)		1,000	1,001,046
Carlyle US CLO Ltd., Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/20/27(a)(b)		800	791,153
CIFC Funding Ltd., Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/24/30(a)(b)		500	487,670
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.69%, 07/15/30(a)(b)		660	639,362
GoldenTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.20%), 4.96%, 04/20/29(a)(b)		1,000	988,126
GoldenTree Loan Management US CLO 3 Ltd.(a)(b):
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.66%, 04/20/30		500	478,909
Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/20/30		500	480,366
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.86%, 07/28/31(a)(b)		900	877,659
LCM XIV LP, Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.61%, 07/20/31(a)(b)		500	481,176
Madison Park Funding XXXI Ltd.(a)(b):
Series 2018-31A, Class C, (LIBOR USD 3 Month + 2.15%), 4.93%, 01/23/31		1,000	977,773
Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31		750	729,792
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30(a)(b)		800	779,294
Neuberger Berman CLO XXIII Ltd.(a)(b):
Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.92%, 10/17/27		1,100	1,084,701
Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 10/17/27		600	582,910
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.71%, 01/20/32(a)(b)		500	483,389
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.89%, 11/22/30(a)(b)		750	741,248

Security		Par (000)	Value
Palmer Square CLO Ltd., Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.45%), 4.23%, 04/18/31(a)(b)	USD	500	$488,384
Rockford Tower CLO Ltd., Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31(a)(b)		600	576,346
TICP CLO XI Ltd., Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/20/31(a)(b)		1,200	1,165,408
TICP CLO XII Ltd., Series 2018-12A, Class C, (LIBOR USD 3 Month + 2.00%), 4.81%, 01/15/31(a)(b)		500	488,126
TRESTLES CLO II Ltd., Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.90%), 5.23%, 07/25/31(a)(b)		750	715,089
TXU Escrow, 5.10%, 10/10/17(c)(d)(e)(h)		8,430	—

Total Asset-Backed Securities — 0.6% (Cost: $20,348,861)			19,848,673

		Shares

Common Stocks — 0.1%(e)

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.(c)		235,827	44,807
GEO Specialty Chemicals, Inc.(b)(c)		39,151	7,439

			52,246

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(c)		42,521	231,314

Diversified Consumer Services — 0.0%
Education Management Corp.(b)(c)		1,532,378	15

Diversified Financial Services — 0.0%
New Holdings LLC(c)		1,269	425,115

Electric Utilities — 0.1%
TexGen Power LLC(c)		46,825	1,802,763

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.		71,823	3,088

Machinery — 0.0%
Ameriforge Group, Inc.		5,385	296,175

Marine — 0.0%
Projector SA(c)		42,521	—

Software — 0.0%
Avaya Holdings Corp.		259	4,014

Total Common Stocks — 0.1% (Cost: $3,667,967)			2,814,730

		Par (000)

Corporate Bonds — 1.5%

Aerospace & Defense — 0.3%
TransDigm, Inc., 6.25%, 03/15/26(b)	USD	9,786	10,006,185

Capital Markets — 0.2%
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		6,607	6,598,741
6.00%, 08/18/21		1,558	1,542,420

			8,141,161

Commercial Services & Supplies — 0.1%
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		1,898	2,001,441

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment — 0.0%
Avaya, Inc., 7.00%, 04/01/19(c)	USD	5,545	$—

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20(c)		5,909	—

Health Care Providers & Services — 0.0%
NVA Holdings, Inc., 6.88%, 04/01/26(b)		988	953,420

Machinery — 0.0%
Colfax Corp., 6.00%, 02/15/24(b)		846	873,495

Media — 0.1%
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		3,645	3,727,013

Metals & Mining — 0.2%
Freeport-McMoRan, Inc., 3.55%, 03/01/22		4,985	4,928,919

Oil, Gas & Consumable Fuels — 0.6%
CNX Resources Corp., 5.88%, 04/15/22		7,263	7,335,630
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		7,105	8,081,937
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		4,827	4,151,220

			19,568,787

Pharmaceuticals — 0.0%
Bausch Health Cos., Inc., 5.75%, 08/15/27(b)		386	389,379

Total Corporate Bonds — 1.5% (Cost: $50,426,687)			50,589,800

Floating Rate Loan Interests — 90.0%(f)

Aerospace & Defense — 1.7%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.27%, 11/30/25(c)		5,584	5,618,900
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 07/07/22		2,325	2,327,868
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.73% - 7.78%, 11/28/21		7,576	7,437,455
Standard Aero, Term Loan, 01/23/26(g)		13,230	13,261,246
Standardaero Holding Canada Borrow, Term Loan, 12/30/24(g)		7,113	7,129,701
Transdigm, Inc., Term Loan F, 06/09/23(g)		18,945	18,705,969

			54,481,139

Air Freight & Logistics — 0.2%
Avolon Borrower 1 LLC, 1st Lien Term Loan B-3, 01/15/25(g)		4,133	4,127,872
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 02/24/25		3,586	3,550,957

			7,678,829

Airlines — 0.2%(g)
American Airlines, Inc., 1st Lien Term Loan, 10/10/21		5,403	5,379,893
American Airlines, Inc., Term Loan B, 04/28/23		2,257	2,221,259

			7,601,152

Auto Components — 0.2%
Caliber Collision, Term Loan, 02/05/26(g)		6,243	6,257,047

Beverages — 0.1%
Jacobs Douwe Egberts, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.56%, 11/01/25		3,793	3,767,972

Security		Par (000)	Value

Building Products — 0.7%
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.63%, 05/05/24(c)	USD	6,796	$6,745,461
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.80%, 12/14/24(c)		5,530	5,435,705
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24	EUR	2,000	2,238,410
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.06%, 12/19/23	USD	8,930	8,863,479

			23,283,055

Capital Markets — 0.8%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 02/13/25		3,915	3,839,571
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 12/27/22		6,257	6,208,024
Greenhill & Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 6.34% - 6.55%, 10/12/22		5,881	5,895,640
RPI Finance Trust, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 03/27/23		10,329	10,307,316

			26,250,551

Chemicals — 4.0%
Allnex (Luxembourg) & Cy SCA, Term Loan B-1, (EURIBOR 1 Month + 3.25%), 3.25%, 09/13/23	EUR	1,980	2,237,437
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.80%, 01/31/24	USD	20,503	20,129,884
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 8.05%, 08/12/22		9,180	9,156,763
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.55%, 06/01/24		13,512	13,363,892
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 04/03/25		8,022	7,933,821
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.24% - 8.00%, 06/13/23		6,078	5,089,908
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 06/28/24		3,114	3,085,341
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.58%, 03/28/25		7,571	7,542,292
Invictus Co., Term Loan B-26, (LIBOR USD 1 Month + 6.75%), 9.24%, 03/30/26(c)		1,945	1,925,550
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 11/07/24		4,908	4,838,367
Messer Industries LLC, Term Loan, 10/01/25(g)		18,268	18,130,796
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.06%, 10/14/24		14,091	14,031,880
PQ Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 5.24%, 02/08/25		12,151	12,057,451
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 10/01/25		6,878	6,830,680
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 02/23/25		4,730	4,523,468

			130,877,530

Commercial Services & Supplies — 4.9%
Access CIG LLC, Term Loan:
(LIBOR USD 6 Month + 3.75%), 5.65% , 02/27/25		304	300,710
(LIBOR USD 1 Month + 3.75%), 6.24% , 02/27/25		2,785	2,752,072

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.67%, 11/10/23	USD	12,817	$12,795,377
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.90% - 7.01%, 06/21/24		13,845	13,500,847
Camelot US Acquisition 1 Co., Term Loan B, 10/03/23(g)		21,740	21,650,502
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 11/01/24		8,480	8,345,285
Cast & Crewpayroll, 1st Lien Term Loan, 01/16/26(g)		8,318	8,347,113
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.55%, 05/30/25		2,818	2,474,993
Eton LLP, Term Loan B, 03/15/25(c)(g)		1,535	1,515,376
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.49%, 05/30/25		14,357	14,103,384
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.55%, 11/03/23		3,915	3,699,957
Information Resources, Term Loan, (LIBOR USD 3 Month + 4.50%), 7.13%, 11/07/25		4,832	4,759,520
Inmar, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.99%, 05/01/24		4,226	4,101,688
KAR Auction Services, Inc., Term Loan B-5, (LIBOR USD 3 Month + 2.50%), 5.31%, 03/09/23		7,994	7,973,793
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 05/02/22		16,050	15,996,197
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.52%, 02/01/25		3,414	3,315,957
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.27%, 02/02/26(c)		3,500	3,307,500
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.99%, 11/08/23		4,304	4,282,407
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 05/01/24		11,619	11,602,000
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.99% - 6.13% , 10/10/24		1,632	1,528,001
(LIBOR USD 1 Month + 4.00%), 6.49% - 6.63% , 10/10/24		15,379	14,526,716

			160,879,395

Communications Equipment — 0.4%
Avaya, Inc., Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.74% - 6.85%, 12/15/24		7,503	7,489,827
Ciena Corp., Term Loan B-1, (LIBOR USD 1 Month + 2.00%), 4.48%, 09/26/25		5,016	5,006,566

			12,496,393

Construction & Engineering — 0.2%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.55%, 04/01/25		1,980	1,923,099
SRS Distribution, Inc., Term Loan B, 5.74%, 05/23/25		5,933	5,808,420

			7,731,519

Security		Par (000)	Value

Construction Materials — 1.2%
ABC Supply Co., Inc., Term Loan B, 10/31/23(g)	USD	14,928	$14,825,462
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 08/13/25(c)		4,034	3,953,774
GYP Holdings III Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 06/01/25		1,941	1,880,747
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.71% - 5.74%, 08/01/24		12,670	12,553,445
Plaskolite, Term Loan, 12/12/25(g)		4,690	4,701,304

			37,914,732

Containers & Packaging — 2.1%
Berry Global, Inc., Term Loan Q, (LIBOR USD 3 Month + 2.00%), 4.61%, 10/01/22		19,929	19,861,750
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 6.03%, 04/03/24		8,103	7,931,969
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 05/16/24		6,299	6,150,795
Flex Acquisition Co., Inc., Term Loan, 12/29/23(g)		3,278	3,218,092
Flex Acquisition Co., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 06/30/25		7,257	7,139,308
Reynolds Group Holdings, Inc., 1st Lien Term Loan, 02/05/23(g)		21,677	21,568,749
Verallia Packaging SAS, Term Loan B-4, (EURIBOR 1 Month + 2.75%), 2.75%, 10/31/22	EUR	2,000	2,261,114

			68,131,777

Distributors — 0.5%
Avantor, Inc., Term Loan, 11/21/24(g)	USD	14,812	14,839,010

Diversified Consumer Services — 2.6%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 04/04/24		10,439	10,415,001
Allied Universal Holdco LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.50%), 10.99%, 07/28/23		2,063	1,986,342
Allied Universal Holdco LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 07/28/22		4,448	4,365,590
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.24%, 11/07/23		7,405	7,335,339
BrightView Landscapes LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.50%), 5.00%, 08/08/25		8,000	7,975,040
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 05/20/24		6,688	6,590,048
iQor US, Inc., 1st Lien Term Loan, 04/01/21(g)		4,705	4,381,849
Research Now, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 7.99%, 12/07/24		5,727	5,688,950
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.99% - 8.30%, 08/04/25(c)		5,628	5,515,440
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.03%, 11/14/22		13,281	13,135,737
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 05/06/24		5,531	5,265,862
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 04/13/23(c)		4,855	4,867,379
Verisure Holding AB, Term Loan B-1, (EURIBOR 3 Month + 3.00%), 3.00%, 10/21/22	EUR	2,000	2,247,101

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.56%, 11/29/24	USD	6,589	$6,380,206

			86,149,884

Diversified Financial Services — 1.8%
Clearesult, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 08/15/25		3,758	3,682,431
Edelman Financial Center LLC (The), 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.04%, 07/21/25		3,842	3,834,009
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.55%, 07/12/25		6,972	6,936,670
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.99%, 09/06/25		5,112	4,990,773
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 01/23/25		5,748	5,680,938
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.90%, 07/30/25		3,752	3,704,703
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.48%, 12/20/24		17,991	17,876,394
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.25% - 6.51%, 03/16/25		2,838	2,826,053
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.99%, 04/15/25		10,595	10,462,833

			59,994,804

Diversified Telecommunication Services — 2.8%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.23%, 01/31/26(c)		5,529	5,363,266
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 07/15/25		2,592	2,504,239
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.49%, 08/14/26		17,653	17,145,241
CenturyLink, Inc., Term Loan:
(LIBOR USD 1 Month + 2.75%), 5.24% , 11/01/22		5,215	5,193,273
(LIBOR USD 1 Month + 2.75%), 5.24% , 01/31/25		10,265	10,100,063
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 10/05/23		1,995	1,939,817
Eircom Finco SARL, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 04/19/24	EUR	2,000	2,268,803
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/31/21	USD	3,529	3,476,283
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.73%, 02/22/24		13,162	13,101,023
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 11/15/24		8,877	8,818,858
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.18%, 01/31/26		2,466	2,382,567
TDC A/S, Term Loan, (EURIBOR 1 Month + 2.75%), 2.75%, 06/04/25	EUR	2,458	2,794,973
Telesat Canada, Term Loan B-4, (LIBOR USD 3 Month + 2.50%), 5.31%, 11/17/23	USD	3,565	3,546,151
Zayo Group LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.49% , 01/19/21		11,448	11,397,630
(LIBOR USD 1 Month + 2.25%), 4.74% , 01/19/24		1,530	1,521,126

			91,553,313

Security		Par (000)	Value

Electric Utilities — 1.1%
Calpine Construction Finance Co. LP, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.99%, 01/15/25	USD	2,277	$2,252,810
Compass Power Generation LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.99%, 12/20/24		5,456	5,440,388
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.75%, 05/03/25		2,061	2,064,130
Granite Acquisition, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 6.30%, 12/17/21		9,444	9,437,994
Granite Acquisition, Inc., 1st Lien Term Loan C, (LIBOR USD 3 Month + 3.50%), 6.30%, 12/17/21		1,194	1,193,035
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 08/04/23		9,031	9,000,085
Vistra Operations Co. LLC, Term Loan B-3, (LIBOR USD 1 Month + 2.00%), 4.48% - 4.49%, 12/31/25		5,520	5,493,036

			34,881,478

Electrical Equipment — 0.6%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 09/07/23		11,126	11,082,328
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.99%, 02/12/25		7,599	7,570,711

			18,653,039

Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corp., Term loan B, (LIBOR USD 1 Month + 1.75%), 4.26%, 10/27/21		1,967	1,966,593

Energy Equipment & Services — 0.7%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.49%, 05/12/25		8,941	8,589,855
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.23%, 11/08/22		3,790	3,771,050
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 4.80%, 07/13/20		4,694	4,588,563
Woodford Express LLC, 1st Lien Term Loan B, 01/27/25(g)		4,942	4,767,356

			21,716,824

Entertainment — 1.0%
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.48%, 02/15/24		11,567	11,473,173
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.99%, 07/03/24		8,176	8,120,114
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 05/18/25		14,205	13,761,360

			33,354,647

Equity Real Estate Investment Trusts (REITs) — 1.1%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 03/25/24		3,543	3,486,966
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 12/31/22		13,651	13,535,575

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/22/24	USD	6,389	$6,237,107
Iron Mountain, Inc., 1st Lien Term Loan B, 01/02/26(c)(g)		7,177	7,033,505
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.78%, 05/11/24		5,748	5,717,105

			36,010,258

Food & Staples Retailing — 1.0%
Albertson’s LLC, Term Loan B-7, (LIBOR USD 1 Month + 3.00%), 5.49%, 11/17/25		8,141	8,078,841
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.18%, 05/23/25		4,036	3,977,581
H-Food Incremental, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.49%, 05/23/25		4,898	4,871,061
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 06/27/23		14,522	14,427,395

			31,354,878

Food Products — 2.3%
8th Avenue Food & Provisions, Inc. Term Loan, (LIBOR USD 1 Month + 3.75%), 6.26%, 10/01/25		2,832	2,835,540
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 03/11/25		6,881	6,846,656
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 03/31/25(c)		3,348	3,314,693
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.99%, 10/10/23		8,839	8,571,363
Hostess Brands LLC, Term Loan, 08/03/22(g)		11,057	10,885,154
JBS USA Lux SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.99% - 5.30%, 10/30/22		15,907	15,857,117
Nomad Foods Ltd., Term Loan, 05/15/24(g)		5,193	5,089,139
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 05/24/24		6,810	6,781,973
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.82% - 6.00%, 08/28/24		17,624	15,227,242

			75,408,877

Gas Utilities — 0.2%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 06/30/25		7,024	6,959,191

Health Care Equipment & Supplies — 0.9%
CryoLife, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 6.05%, 12/02/24(c)		8,465	8,464,500
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 06/15/21		16,627	16,606,557
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.56%, 10/18/25(c)		3,614	3,609,483

			28,680,540

Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc., Term Loan B-2, (LIBOR USD 1 Month + 2.50%), 4.99%, 02/16/23		3,385	3,371,607
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.99%, 06/30/25		3,845	3,847,871
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.49% - 5.74%, 06/07/23		17,360	17,269,149
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 9.02%, 07/25/23		8,000	8,000,000

Security		Par (000)	Value

Health Care Providers & Services (continued)
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 06/01/22	USD	8,481	$8,428,024
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, 6.24%, 05/31/25		4,299	4,253,801
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, 0.00% - 6.24%, 05/31/25		792	783,601
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 12/20/24(c)		4,757	4,329,162
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 10/10/25		10,562	10,143,534
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 1 Month + 7.00%), 9.50%, 07/02/26		1,275	1,296,115
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/02/25(c)		7,661	7,670,887
HC Group Holdings III, Inc.,Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.24%, 04/07/22		10,740	10,606,133
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 03/13/25		6,724	6,721,834
HCA, Inc., Term Loan B11, (LIBOR USD 1 Month + 1.75%), 4.24%, 03/17/23		2,641	2,638,611
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 10/31/24	EUR	2,000	2,262,570
LGC Ltd., Term Loan B-3, 03/08/23(g)	USD	4,000	3,870,000
Lifescan Global Corp., Term Loan U, (LIBOR USD 3 Month + 6.00%), 8.80%, 10/01/24		1,705	1,635,385
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.55%, 06/07/23		17,139	16,950,579
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.99%, 10/20/22		9,851	9,645,430
Orchid Orthopedic Solutions, Term Loan, 02/28/26(c)(g)		2,690	2,676,550
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 06/30/25		17,114	16,927,571
ScribeAmerica Intermediate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 7.01%, 04/03/25(c)		3,848	3,829,065
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 06/27/25		3,340	3,323,514
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.24%, 06/26/26		1,821	1,807,343
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 02/06/24		6,751	6,087,465
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 02/13/23		3,007	2,997,467
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 12/02/24		8,768	8,628,135
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 06/07/24		3,632	3,559,764

			173,561,167

Health Care Technology — 1.4%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 7.20%, 02/05/26		20,228	20,101,575
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 03/01/24		11,666	11,572,934

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology (continued)
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 10/10/25	USD	4,535	$4,502,393
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 10/23/23		9,276	9,210,615
Press Ganey Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 6.50%), 8.99%, 10/21/24		1,261	1,254,906

			46,642,423

Hotels, Restaurants & Leisure — 7.3%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.74%, 02/16/24		28,330	28,089,376
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.53%, 10/19/24		3,028	3,003,935
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.66%, 09/15/23		13,190	13,110,256
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 12/23/24		19,753	19,678,520
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 08/06/21		7,690	7,647,809
CEC Entertainment, Inc., Term Loan B, 02/12/21(g)		6,848	6,672,762
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 04/18/24		20,108	19,953,233
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 05/03/24	EUR	1,913	2,157,045
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.49%, 11/30/23	USD	5,546	5,515,732
Gateway Casinos & Entertainment Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.80%, 12/01/23		667	662,690
GVC Holdings plc, Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 03/29/24	EUR	2,080	2,361,743
GVC Holdings plc, Term Loan B-2, (LIBOR USD 1 Month + 2.50%), 4.99%, 03/15/24	USD	4,729	4,718,905
Hilton Worldwide Finance LLC, 1st Lien Term Loan B-2, (LIBOR USD 1 Month + 1.75%), 4.24%, 10/25/23		7,111	7,104,449
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 02/05/25		14,765	14,640,343
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.23%, 04/03/25		4,567	4,539,921
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.79%, 12/16/24		5,424	5,372,490
Marriott Ownership Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 08/29/25		6,175	6,151,844
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 03/21/25		21,535	21,404,703
Playa Resorts Holding BV, 1st Lien Term Loan B, 04/29/24(g)		5,951	5,812,609
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.24% - 5.33%, 08/14/24		11,652	11,541,567
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.75%), 3.75%, 02/24/25	EUR	2,000	2,247,419
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 07/10/25	USD	23,105	23,097,295
Station Casinos LLC, Term Loan B, 06/08/23(g)		11,704	11,643,458

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Tackle Group SARL, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 08/08/22	EUR	2,000	$2,263,162
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.24%, 05/30/25	USD	7,456	7,415,899

			236,807,165

Household Durables — 0.3%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.99% - 6.01% , 11/08/23		4,204	3,491,437
(LIBOR USD 1 Month + 8.00%), 10.49% , 11/08/24		562	375,358
Springs Window Fashions LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.73%, 05/25/25		6,114	6,083,703

			9,950,498

Household Products — 0.4%
Energizer Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 06/20/25		1,579	1,577,399
Mastronardi Produce Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.76%, 05/01/25(c)		2,796	2,774,980
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 01/26/24		6,921	6,882,159
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.99%, 12/16/24		2,356	2,336,090

			13,570,628

Independent Power and Renewable Electricity Producers — 0.8%
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.38%, 05/31/22		4,892	4,883,401
Calpine Corp., 1st Lien Term Loan B-5, (LIBOR USD 3 Month + 2.50%), 5.31%, 01/15/24		2,525	2,507,194
Calpine Corp., Term Loan B-6, (LIBOR USD 3 Month + 2.50%), 5.31%, 01/15/23		3,581	3,561,571
Calpine Corp., Term Loan B-7, (LIBOR USD 3 Month + 2.50%), 5.31%, 05/31/23		3,914	3,888,450
Dayton Power and Light Co. (The), Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 08/24/22(c)		3,426	3,417,187
NRG Energy, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 06/30/23		6,850	6,814,517

			25,072,320

Industrial Conglomerates — 1.9%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 08/18/24		17,601	17,582,704
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.49%, 03/29/25		15,429	15,363,637
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.75% - 6.05%, 02/21/25		6,780	6,650,085
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.52%, 03/14/25		6,259	6,258,550
Vertiv Co., Term Loan B, 11/30/23(g)		16,168	15,642,862

			61,497,838

Insurance — 3.8%
Achilles Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 10/03/25		4,204	4,177,725
Alliant Holdings Intermediate LLC, Term Loan, 05/09/25(g)		13,258	13,094,055
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24% - 5.27%, 01/25/24		14,947	14,858,785

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 10/22/24	USD	7,764	$7,686,813
Asurion LLC, 1st Lien Term Loan B-6, (LIBOR USD 1 Month + 3.00%), 5.49%, 11/03/23		10,173	10,163,618
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 1 Month + 6.50%), 8.99%, 08/04/25		10,789	10,948,569
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 11/03/24		3,045	3,043,154
Asurion LLC, Term Loan B-4, (LIBOR USD 1 Month + 3.00%), 5.49%, 08/04/22		9,202	9,195,105
Geronimo Intermediate Parent, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 06/22/23		5,445	5,399,988
Hub International Ltd., Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.38% - 5.52%, 04/25/25		7,975	7,892,464
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 12/31/25		28,606	28,452,958
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.80%, 05/16/24		9,027	8,936,647

			123,849,881

IT Services — 10.6%
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 5.04%, 03/20/25		3,052	2,992,425
Applied Systems, Inc., Term Loan:
(LIBOR USD 1 Month + 3.00%), 5.49% , 09/19/24		11,530	11,425,490
(LIBOR USD 1 Month + 7.00%), 9.49% , 09/19/25		2,282	2,298,753
Boxer Parent Co., Inc., Term Loan B, 10/02/25(g)		15,985	15,879,430
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.24%, 04/28/25		4,044	4,018,725
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 04/29/24		4,163	4,111,837
Epicor Software, 1st Lien Term Loan, 06/01/22(g)		5,010	4,964,108
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.99%, 11/27/24		4,433	4,419,169
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 04/26/24		31,989	31,939,678
First Data Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 07/08/22		2,359	2,355,573
Gartner, Inc., Term Loan A, (LIBOR USD 1 Month + 1.50%), 3.99%, 03/21/22(c)		1,441	1,433,585
Global Payments, Inc., Term Loan B:
(LIBOR USD 1 Month + 1.75%), 4.24% , 04/21/23		4,376	4,345,380
(LIBOR USD 1 Month + 1.75%), 4.24% , 10/17/25		1,463	1,449,703
GoDaddy, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 02/15/24		11,574	11,544,724
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 12/01/23		7,778	7,687,097
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.99% - 6.30%, 05/23/25		13,992	13,951,074
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 11/29/24		17,336	16,891,606
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.74%, 12/01/25		3,383	3,304,400

Security		Par (000)	Value

IT Services (continued)
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.99%, 08/01/25	USD	6,450	$5,633,089
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.31%, 08/01/24		5,033	4,756,274
Rackspace Hosting, Inc., Term Loan, 11/03/23(g)		7,927	7,540,714
Renaissance Learning, Inc., Term Loan, 5.74%, 05/24/25		3,512	3,426,016
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 02/22/24		12,234	12,190,235
Solera LLC, Term Loan B-1, (LIBOR USD 1 Month + 2.75%), 5.24%, 03/03/23		23,578	23,401,151
Sophia LP, 1st Lien Term Loan B, 09/30/22(g)		22,065	21,988,787
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 04/16/25		23,822	23,710,003
SS&C Technologies Holdings, Inc., Term Loan B-1, (LIBOR USD 1 Month + 2.25%), 4.74%, 07/08/22		8,575	8,542,556
SS&C Technologies, Inc., 1st Lien Term Loan B-5, (LIBOR USD 1 Month + 2.25%), 4.74%, 04/16/25		7,550	7,514,731
TKC Holdings, Inc., 2nd Lien Term Loan, 10.50%, 02/01/24		3,475	3,374,301
TKC Holdings, Inc., Term Loan, 6.25%, 02/01/23		5,152	5,089,594
Trans Union LLC, 1st Lien Term Loan B-4, (LIBOR USD 1 Month + 2.00%), 4.49%, 06/19/25		5,927	5,890,170
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.49%, 04/10/23		13,151	13,080,590
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.99%, 08/27/25(c)		22,304	22,331,787
Vertafore, Inc., Term Loan B, 07/02/25(g)		5,140	5,075,750
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 06/30/23		18,046	17,944,663
Worldpay LLC, Term Loan, 08/09/24(g)		7,715	7,655,838
Zephyr Midco 2 Ltd., Term Loan B, (LIBOR GBP 1 Month + 4.75%), 5.48%, 07/23/25	GBP	2,000	2,621,902

			346,780,908

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.74% , 08/30/24	USD	2,562	2,544,309
(LIBOR USD 1 Month + 7.00%), 9.49% , 08/30/25		1,855	1,820,218

			4,364,527

Machinery — 1.8%
Columbus Mckinnon Corp., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.50%), 5.30%, 01/31/24		787	783,511
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.80%, 05/18/24		4,043	3,990,322
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 07/30/24		9,873	9,861,385
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 04/01/24		18,644	18,574,223
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 03/12/25		3,288	3,286,107
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 03/28/25		17,991	17,270,976
WELBILT, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.99%, 10/11/25(c)		4,951	4,926,643

			58,693,167

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media — 5.0%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.49%, 07/12/24(c)	USD	5,639	$5,582,239
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 05/01/24		3,704	3,685,082
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.74%, 07/17/25		5,712	5,634,957
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/30/25		13,270	13,226,148
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.99%, 01/25/26		4,322	4,295,249
Gray Television, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.01%, 01/02/26		2,479	2,470,943
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/07/24		4,021	3,994,881
iHeartCommunications, Inc., Tranche D Term Loan, (LIBOR USD 3 Month + 6.75%), 11.25%, 01/30/20(e)(h)		16,255	11,331,240
iHeartCommunications, Inc., Tranche E Term Loan, (LIBOR USD 1 Month + 9.50%), 12.00%, 07/30/19(e)(h)		5,460	3,801,525
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.98%, 01/02/24		9,105	9,226,875
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90% - 5.75%, 12/01/23(c)		10,072	10,046,732
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.74%, 03/24/25		5,793	5,760,261
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 01/31/25		4,056	4,053,820
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 02/01/24		5,718	5,683,326
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.74%, 08/15/26		10,756	10,598,999
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 09/28/23		14,726	14,615,208
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.49%, 01/26/24		13,461	13,444,017
Unitymedia Finance LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.49% , 06/01/23		4,732	4,695,183
(LIBOR USD 1 Month + 2.25%), 4.74% , 01/15/26		1,655	1,644,954
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 09/30/25		10,644	10,586,310
Univision Communications, Inc., Term Loan C-5, (LIBOR USD 1 Month + 2.75%), 5.24%, 03/15/24		5,505	5,109,625
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.99%, 01/15/26		12,007	11,917,068

			161,404,642

Metals & Mining — 0.2%
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.99%, 07/31/25		3,630	3,616,148
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.99%, 01/04/23		1,948	1,942,371

			5,558,519

Multiline Retail — 1.0%
Academy Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.51% - 6.51%, 07/01/22		9,105	6,305,536
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 6.53%, 07/09/19		2,020	1,912,584

Security		Par (000)	Value

Multiline Retail (continued)
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.99%, 08/18/23	USD	7,636	$7,528,426
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 09/30/22		7,604	7,452,383
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 6.08%, 08/16/23		4,109	3,992,031
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 10/25/20		5,405	4,956,264

			32,147,224

Multi-Utilities — 0.2%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.63%, 11/28/24		1,246	1,158,114
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 12/08/23		5,449	5,374,465

			6,532,579

Oil, Gas & Consumable Fuels — 1.7%
BCP Raptor II LLC, Term Loan, 10/22/25(g)		3,468	3,350,955
BCP Raptor LLC, 1st Lien Term Loan, 06/24/24(g)		1,729	1,649,293
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.99%, 08/14/23		2,161	2,149,875
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.87% , 12/31/21		9,305	9,752,734
(LIBOR USD 1 Month + 4.75%), 7.24% , 12/31/22		11,354	11,164,729
CNX Resources Corp., Term Loan:
(LIBOR USD 1 Month + 4.25%), 6.75% , 11/26/21(c)		1,442	1,441,813
(LIBOR USD 1 Month + 6.00%), 8.50% , 11/28/22		7,598	7,664,275
Edgewater Generation LLC, Term Loan, 12/13/25(g)		3,323	3,310,539
EURO Garages Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.81%, 02/07/25		5,081	4,944,186
EURO Garages Ltd., Term Loan B-1, (LIBOR USD 3 Month + 4.00%), 6.81%, 02/07/25		3,598	3,501,139
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.49%, 03/01/24		4,186	3,320,309
MEG Energy Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/31/23		1,992	1,983,743
Seadrill Operating LP, Term Loan B, (LIBOR USD 3 Month + 6.00%), 8.80%, 02/21/21		3,267	2,724,974

			56,958,564

Pharmaceuticals — 3.5%
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 8.00%, 04/16/21		2,885	2,296,899
Alphabet Holding Co., Inc., Term Loan, 09/26/25(g)		2,743	2,297,262
Amneal Pharmaceuticals LLC, Term Loan B-18, (LIBOR USD 1 Month + 3.50%), 6.00%, 03/21/25		16,707	16,686,269
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.51%, 06/02/25		27,825	27,839,064
Catalent Pharma Dollar, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.74%, 05/20/24		6,785	6,756,865
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.75%, 04/29/24		12,107	12,114,298
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.67%, 01/31/25		12,558	12,504,917

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Jaguar Holding Co. I, Term Loan, 08/18/22(g)	USD	21,253	$21,128,358
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.55%, 09/24/24		3,611	3,454,912
National Veterinary Associates, Inc., Term Loan B-3, (LIBOR USD 1 Month + 2.75%), 5.24%, 02/02/25		9,952	9,721,639

			114,800,483

Professional Services — 0.6%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan, 02/06/26(g)		20,215	20,220,054

Real Estate Management & Development — 0.7%
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.49%, 08/30/23		9,766	9,694,264
Forest City, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.51%, 12/31/25		8,187	8,217,701
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.74%, 02/08/25		3,817	3,715,515

			21,627,480

Road & Rail — 0.1%
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 08/18/22		2,340	2,301,497

Semiconductors & Semiconductor Equipment — 0.5%
MaxLinear, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.99%, 05/13/24(c)		1,424	1,420,323
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 05/29/25		14,238	14,173,480
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 03/31/23		1,959	1,953,042

			17,546,845

Software — 5.8%
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.38% - 7.49%, 09/29/23		6,697	6,273,217
Financial & Risk US Holdings, Inc., Term Loan:
(EURIBOR 3 Month + 4.00%), 4.00% , 10/01/25	EUR	1,618	1,831,952
10/01/25(g)	USD	31,857	31,350,993
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 02/01/22		28,833	28,804,083
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.74%, 08/05/22		16,509	16,508,821
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.74%, 11/01/23		20,971	20,876,702
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.99%, 11/01/24		9,285	9,442,473
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.24%, 09/30/24		18,398	18,426,252
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 07/31/25		4,909	4,847,637
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.24%, 10/12/23		5,070	5,016,157
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.24%, 02/05/24		19,872	19,797,659
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.74%, 04/16/25		9,124	9,081,274
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.01%, 12/04/20		18,406	18,371,874

			190,629,094

Security		Par (000)	Value

Specialty Retail — 0.7%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.99%, 11/07/24	USD	9,099	$9,053,206
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 3 Month + 4.50%), 5.41%, 06/23/25	GBP	2,000	2,607,949
Optiv, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.74%, 02/01/24(c)	USD	3,568	3,415,885
Petco Animal Supplies, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 01/26/23		4,335	3,376,648
Staples, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.51%, 09/12/24		4,009	3,977,097

			22,430,785

Technology Hardware, Storage & Peripherals — 0.6%
Western Digital Corp., 1st Lien Term Loan B, 04/29/23(g)		19,989	19,604,502

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.77%, 01/02/25		5,959	5,901,440
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 10/17/23		16,256	16,174,714
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.24%, 10/31/25		612	610,026

			22,686,180

Wireless Telecommunication Services — 1.6%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.88%, 05/27/24		7,942	7,015,466
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.49%, 05/16/24		7,927	7,833,128
New Lightsquared LLC, 1st Lien Term Loan, 12/07/20(g)		8,655	6,521,580
SBA Senior Finance II LLC, 2nd Lien Term Loan B, 04/06/25(g)		11,768	11,647,839
Sprint Communications, Inc., 1st Lien Term Loan, 02/02/24(g)		13,299	13,116,330
Sprint Communications, Inc., Term Loan, 02/02/24(g)		4,983	4,920,713

			51,055,056

Total Floating Rate Loan Interests — 90.0% (Cost: $2,972,766,505)			2,935,168,453

		Shares

Investment Companies — 2.2%
Invesco Senior Loan ETF(i)		3,190,000	72,732,000

Total Investment Companies — 2.2% (Cost: $72,055,325)			72,732,000

		Beneficial Interest (000)

Other Interests — 0.0%(j)

Capital Markets — 0.0%
Millennium Lender Claim(c)	USD	15,011	—

			—

Total Other Interests — 0.0%			—

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.0%

Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50%(c)(e)	1,705	$—

Total Preferred Stocks — 0.0% (Cost: $72,105)		—

Warrants — 0.0%

Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 06/08/17, 1 share for 1 warrant, Expires 06/08/22, Strike Price USD 0.00)(e)	17,095	—

Total Warrants — 0.0%		—

Total Long-Term Investments — 94.4% (Cost: $3,119,337,450)		3,081,153,656

Short-Term Securities — 7.7%(k)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(m)	187,904,763	187,904,763
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 2.21%	21,710,683	21,710,683
SL Liquidity Series, LLC, Money Market Series, 2.63%(l)(m)	39,424,441	39,436,269

Total Short-Term Securities — 7.7% (Cost: $249,040,531)		249,051,715

Security	Value

Total Options Purchased — 0.0% (Cost: $650,276)	$832,125

Total Investments — 102.1% (Cost: $3,369,028,257)	3,331,037,496

Liabilities in Excess of Other Assets — (2.1)%	(68,162,092)

Net Assets — 100.0%	$3,262,875,404

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Non-income producing security.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Security, or a portion of the security, is on loan.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(k)	Annualized 7-day yield as of period end.
(l)	Security was purchased with the cash collateral from loaned securities.

(m)

During six months ended February 28, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 08/31/18	Shares Purchased		Shares Sold		Shares Held at 02/28/19	Value at 02/28/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	259,585,142	—		(71,680,379	)(b)	187,904,763	$187,904,763	$1,519,047		$—	$—
SL Liquidity Series, LLC, Money Market Series	36,796,209	2,628,232	(c)	—		39,424,441	39,436,269	306,150	(d)	(13,143)	10,114
iShares iBoxx $ High Yield Corporate Bond ETF	—	150,000		(150,000)		—	—	29,145		82,635	—

							$227,341,032	$1,854,342		$69,492	$10,114

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	30,121,461	EUR	26,141,000	State Street Bank and Trust Co.	03/05/19	$384,936
USD	29,819,809	EUR	26,042,000	HSBC Bank plc	04/04/19	118,223
USD	4,957,986	GBP	3,723,000	Barclays Bank plc	04/04/19	11,786

						514,945

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	26,042,000	USD	29,744,912	HSBC Bank plc	03/05/19	$(121,003)
GBP	3,723,000	USD	4,950,358	Barclays Bank plc	03/05/19	(12,107)
USD	4,914,473	GBP	3,741,000	State Street Bank and Trust Co.	03/05/19	(47,653)

						(180,763)

	Net Unrealized Appreciation					$334,182

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,500	03/15/19	USD	281.00	USD	41,802	$222,750
SPDR S&P 500 ETF Trust	1,000	03/29/19	USD	285.00	USD	27,868	81,500
Invesco Senior Loan ETF	2,500	04/18/19	USD	22.00	USD	5,700	206,250
Invesco Senior Loan ETF	6,000	04/18/19	USD	23.00	USD	13,680	45,000
iShares iBoxx $ High Yield Corporate Bond ETF	750	04/18/19	USD	86.00	USD	6,431	16,875
SPDR S&P 500 ETF Trust	1,500	04/18/19	USD	289.00	USD	41,802	113,250

							685,625

Put
iShares iBoxx $ High Yield Corporate Bond ETF	2,000	03/15/19	USD	84.00	USD	17,150	13,000
Invesco Senior Loan ETF	1,500	04/18/19	USD	21.00	USD	3,420	11,250
Invesco Senior Loan ETF	3,500	04/18/19	USD	22.00	USD	7,980	26,250
iShares Russell 2000 ETF	1,000	04/18/19	USD	145.00	USD	15,678	86,000
Invesco Senior Loan ETF	1,000	05/17/19	USD	22.00	USD	2,280	10,000

							146,500

							$832,125

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$514,945	$—	$—	$514,945
Options purchased
Investments at value — unaffiliated(a)	—	—	832,125	—	—	—	832,125

	$—	$—	$832,125	$514,945	$—	$—	$1,347,070

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$180,763	$—	$—	$180,763

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$854,360	$—	$—	$854,360
Options purchased(a)	—	—	511,306	—	—	—	511,306
Options written	—	—	11,766	—	—	—	11,766
Swaps	—	—	—	—	(3,080,476)	—	(3,080,476)

	$—	$—	$523,072	$854,360	$(3,080,476)	$—	$(1,703,044)

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$70,026	$—	$—	$70,026
Options purchased(b)	—	—	232,728	—	—	—	232,728
Options written	—	—	(5,766)	—	—	—	(5,766)
Swaps	—	—	—	—	(405,545)	—	(405,545)

	$—	$—	$226,962	$70,026	$(405,545)	$—	$(108,557)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$67,758,764
Average amounts sold — in USD	33,554,309
Options:
Average value of option contracts purchased	473,563
Average value of option contracts written	—	(a)
Total return swaps:
Average notional value	40,000,000

(a)	Derivative not held at any quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$514,945	$180,763
Options(a)	832,125	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,347,070	$180,763
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(832,125)	—

Total derivative assets and liabilities subject to an MNA	$514,945	$180,763

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$11,786	$(11,786)	$—	$—	$—
HSBC Bank plc	118,223	(118,223)	—	—	—
State Street Bank and Trust Co.	384,936	(47,653)	—	—	337,283

	$514,945	$(177,662)	$—	$—	$337,283

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$12,107	$(11,786)	$—	$—	$321
HSBC Bank plc	121,003	(118,223)	—	—	2,780
State Street Bank and Trust Co.	47,653	(47,653)	—	—	—

	$180,763	$(177,662)	$—	$—	$3,101

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$19,848,673	$—	$19,848,673
Common Stocks:
Chemicals	—	—	52,246	52,246
Commercial Services & Supplies	—	—	231,314	231,314
Diversified Consumer Services	—	—	15	15
Diversified Financial Services	—	—	425,115	425,115
Electric Utilities	—	—	1,802,763	1,802,763
Health Care Providers & Services	—	3,088	—	3,088
Machinery	—	296,175	—	296,175
Software	4,014	—	—	4,014
Corporate Bonds(a)	—	50,589,800	—	50,589,800
Floating Rate Loan Interests:
Aerospace & Defense	—	48,862,239	5,618,900	54,481,139
Air Freight & Logistics	—	7,678,829	—	7,678,829
Airlines	—	7,601,152	—	7,601,152
Auto Components	—	6,257,047	—	6,257,047
Beverages	—	3,767,972	—	3,767,972
Building Products	—	11,101,889	12,181,166	23,283,055
Capital Markets	—	26,250,551	—	26,250,551
Chemicals	—	128,951,980	1,925,550	130,877,530
Commercial Services & Supplies	—	156,056,519	4,822,876	160,879,395
Communications Equipment	—	12,496,393	—	12,496,393
Construction & Engineering	—	7,731,519	—	7,731,519
Construction Materials	—	33,960,958	3,953,774	37,914,732
Containers & Packaging	—	68,131,777	—	68,131,777
Distributors	—	14,839,010	—	14,839,010
Diversified Consumer Services	—	75,767,065	10,382,819	86,149,884
Diversified Financial Services	—	59,994,804	—	59,994,804
Diversified Telecommunication Services	—	86,190,047	5,363,266	91,553,313
Electric Utilities	—	34,881,478	—	34,881,478
Electrical Equipment	—	18,653,039	—	18,653,039
Electronic Equipment, Instruments & Components	—	1,966,593	—	1,966,593
Energy Equipment & Services	—	21,716,824	—	21,716,824
Entertainment	—	33,354,647	—	33,354,647
Equity Real Estate Investment Trusts (REITs)	—	28,976,753	7,033,505	36,010,258
Food & Staples Retailing	—	31,354,878	—	31,354,878
Food Products	—	72,094,184	3,314,693	75,408,877
Gas Utilities	—	6,959,191	—	6,959,191
Health Care Equipment & Supplies	—	16,606,557	12,073,983	28,680,540
Health Care Providers & Services	—	155,055,503	18,505,664	173,561,167
Health Care Technology	—	46,642,423	—	46,642,423

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio

	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$—	$236,807,165	$—	$236,807,165
Household Durables	—	9,950,498	—	9,950,498
Household Products	—	10,795,648	2,774,980	13,570,628
Independent Power and Renewable Electricity Producers	—	21,655,133	3,417,187	25,072,320
Industrial Conglomerates	—	61,497,838	—	61,497,838
Insurance	—	123,849,881	—	123,849,881
IT Services	—	323,015,536	23,765,372	346,780,908
Life Sciences Tools & Services	—	4,364,527	—	4,364,527
Machinery	—	53,766,524	4,926,643	58,693,167
Media	—	145,775,671	15,628,971	161,404,642
Metals & Mining	—	5,558,519	—	5,558,519
Multiline Retail	—	32,147,224	—	32,147,224
Multi-Utilities	—	6,532,579	—	6,532,579
Oil, Gas & Consumable Fuels	—	55,516,751	1,441,813	56,958,564
Pharmaceuticals	—	114,800,483	—	114,800,483
Professional Services	—	20,220,054	—	20,220,054
Real Estate Management & Development	—	21,627,480	—	21,627,480
Road & Rail	—	2,301,497	—	2,301,497
Semiconductors & Semiconductor Equipment	—	16,126,522	1,420,323	17,546,845
Software	—	190,629,094	—	190,629,094
Specialty Retail	—	19,014,900	3,415,885	22,430,785
Technology Hardware, Storage & Peripherals	—	19,604,502	—	19,604,502
Trading Companies & Distributors	—	22,686,180	—	22,686,180
Wireless Telecommunication Services	—	51,055,056	—	51,055,056
Investment Companies	72,732,000	—	—	72,732,000
Other Interests(a)	—	—	—	—
Preferred Stocks(a)	—	—	—	—
Warrants	—	—	—	—
Short-Term Securities	209,615,446	—	—	209,615,446
Options Purchased:
Equity contracts	832,125	—	—	832,125
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(3,038)	—	(3,038)

Subtotal	$283,183,585	$2,863,935,781	$144,478,823	$3,291,598,189

Investments valued at NAV(c)				$39,436,269

Total Investments				$3,331,034,458

Derivative Financial Instruments(d)
Assets:
Foreign currency exchange contracts	$—	$514,945	$—	$514,945
Liabilities:
Foreign currency exchange contracts	—	(180,763)	—	(180,763)

	$—	$334,182	$—	$334,182

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended February 28, 2019, there were no transfers between Level 1 and Level 2.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Floating Rate Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of August 31, 2018	$7,548,976	$3,476,087	$160,707,442	$171,732,505
Transfers into Level 3(a)	—	418,770	105,665,060	106,083,830
Transfers out of Level 3(b)	(1,200,000)	—	(76,582,101)	(77,782,101)
Accrued discounts/premiums	—	—	120,923	120,923
Net realized gain (loss)	(62,488)	225,162	(3,258,577)	(3,095,903)
Net change in unrealized appreciation (depreciation)(c)(d)	—	(33,419)	(194,272)	(227,691)
Purchases	—	251,199	34,454,292	34,705,491
Sales	(6,286,488)	(1,826,346)	(78,945,397)	(87,058,231)

Closing Balance, as of February 28, 2019	$—	$2,511,453	$141,967,370	$144,478,823

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(d)	$—	$(33,419)	$(935,144)	$(968,563)

(a)

As of August 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

February 28, 2019

BlackRock Floating Rate Income Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $38,253,840) (cost — $3,141,698,408)	$3,103,696,464
Investments at value — affiliated (cost — $227,329,849)	227,341,032
Cash	725,348
Foreign currency at value (cost — $1,049,088)	1,067,896
Receivables:
Investments sold	119,924,148
Securities lending income — affiliated	79,935
Capital shares sold	7,920,208
Dividends — affiliated	261,699
Interest — unaffiliated	8,513,255
Unrealized appreciation on:
Forward foreign currency exchange contracts	514,945
Prepaid expenses	120,747

Total assets	3,470,165,677

LIABILITIES
Cash collateral on securities loaned at value	39,438,229
Payables:
Investments purchased	147,880,282
Board realignment and consolidation	290,027
Capital shares redeemed	13,410,418
Income dividend distributions	3,205,467
Investment advisory fees	1,263,344
Administration fees	145,252
Trustees’ and Officer’s fees	19,087
Other affiliates	11,559
Service and distribution fees	164,284
Other accrued expenses	1,278,523
Unrealized depreciation on:
Forward foreign currency exchange contracts	180,763
Unfunded floating rate loan interests	3,038

Total liabilities	207,290,273

NET ASSETS	$3,262,875,404

NET ASSETS CONSIST OF
Paid-in capital	$3,400,602,955
Accumulated loss	(137,727,551)

NET ASSETS	$3,262,875,404

NET ASSET VALUE
Institutional — Based on net assets of $2,358,452,932 and 235,771,722 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.00

Investor A — Based on net assets of $401,509,767 and 40,142,009 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.00

Investor C — Based on net assets of $103,545,643 and 10,354,823 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.00

Investor C1 — Based on net assets of $3,925,587 and 392,602 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.00

Class K — Based on net assets of $395,441,475 and 39,548,733 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.00

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations  (unaudited)

Six Months Ended February 28, 2019

BlackRock Floating Rate Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,548,192
Dividends — unaffiliated	2,810,030
Interest — unaffiliated	99,975,701
Securities lending income — affiliated — net	306,150

Total investment income	104,640,073

EXPENSES
Investment advisory	9,066,001
Service and distribution — class specific	1,146,191
Transfer agent — class specific	961,133
Administration	680,982
Administration — class specific	364,334
Accounting services	273,089
Board realignment and consolidation	139,326
Professional	126,429
Registration	104,949
Printing	38,580
Trustees and Officer	29,178
Custodian	21,839
Miscellaneous	304,930

Total expenses	13,256,961
Less:
Fees waived and/or reimbursed by the Manager	(52,668)

Total expenses after fees waived and/or reimbursed	13,204,293

Net investment income	91,435,780

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	69,492
Investments — unaffiliated	(41,519,949)
Forward foreign currency exchange contracts	854,360
Foreign currency transactions	382,890
Options written	11,766
Swaps	(3,080,476)

(43,281,917)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	10,114
Investments — unaffiliated	(22,041,775)
Forward foreign currency exchange contracts	70,026
Foreign currency translations	(335,879)
Options written	(5,766)
Swaps	(405,545)
Unfunded floating rate loan interests	6,758

(22,702,067)

Net realized and unrealized loss	(65,983,984)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,451,796

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Portfolio
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$91,435,780	$163,904,410
Net realized gain (loss)	(43,281,917)	656,835
Net change in unrealized appreciation (depreciation)	(22,702,067)	(18,640,120)

Net increase in net assets resulting from operations	25,451,796	145,921,125

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(67,142,454)	(124,225,147)
Investor A	(10,772,943)	(23,202,420)
Investor C	(2,249,574)	(4,191,072)
Investor C1	(131,914)	(460,073)
Class K	(10,676,567)	(11,728,056)

Decrease in net assets resulting from distributions to shareholders	(90,973,452)	(163,806,768)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(747,867,778)	384,520,256

NET ASSETS(b)
Total increase (decrease) in net assets	(813,389,434)	366,634,613
Beginning of period	4,076,264,838	3,709,630,225

End of period	$3,262,875,404	$4,076,264,838

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio

	Institutional
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015 (a)	2014 (a)

Net asset value, beginning of period	$10.15		$10.20	$10.12	$10.20	$10.46	$10.43

Net investment income(b)	0.25		0.45	0.42	0.42	0.44	0.44
Net realized and unrealized gain (loss)	(0.15)		(0.05)	0.08	(0.08)	(0.24)	0.01

Net increase from investment operations	0.10		0.40	0.50	0.34	0.20	0.45

Distributions from net investment income(c)	(0.25)		(0.45)	(0.42)	(0.42)	(0.46)	(0.42)

Net asset value, end of period	$10.00		$10.15	$10.20	$10.12	$10.20	$10.46

Total Return(d)
Based on net asset value	1.04	%(e)	3.96%	5.01%	3.48%	1.98%	4.42%

Ratios to Average Net Assets(f)
Total expenses(g)	0.66	%(h)	0.66%	0.67%	0.68%	0.69%	0.72%

Total expenses after fees waived and/or reimbursed	0.66	%(h)	0.66%	0.67%	0.67%	0.68%	0.70%

Net investment income	5.08	%(h)	4.39%	4.10%	4.23%	4.26%	4.19%

Supplemental Data
Net assets, end of period (000)	$2,358,453		$2,958,918	$2,753,882	$2,290,192	$1,862,771	$1,607,319

Portfolio turnover rate	24%		60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	0.66%	N/A	N/A	0.67%	0.69%

(h)	Annualized.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Investor A
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015 (a)	2014 (a)

Net asset value, beginning of period	$10.15		$10.20	$10.12	$10.20	$10.46	$10.42

Net investment income(b)	0.24		0.42	0.39	0.39	0.42	0.41
Net realized and unrealized gain (loss)	(0.15)		(0.05)	0.08	(0.08)	(0.25)	0.02

Net increase from investment operations	0.09		0.37	0.47	0.31	0.17	0.43

Distributions from net investment income(c)	(0.24)		(0.42)	(0.39)	(0.39)	(0.43)	(0.39)

Net asset value, end of period	$10.00		$10.15	$10.20	$10.12	$10.20	$10.46

Total Return(d)
Based on net asset value	0.89	%(e)	3.65%	4.69%	3.14%	1.68%	4.23%

Ratios to Average Net Assets(f)
Total expenses(g)	0.96	%(h)	0.97%	0.99%	1.01%	0.98%	0.98%

Total expenses after fees waived and/or reimbursed	0.96	%(h)	0.96%	0.98%	1.01%	0.97%	0.97%

Net investment income	4.79	%(h)	4.08%	3.79%	3.89%	4.04%	3.86%

Supplemental Data
Net assets, end of period (000)	$401,510		$546,843	$607,709	$554,628	$597,767	$600,954

Portfolio turnover rate	24%		60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	1.00%	N/A	0.97%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Investor C
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015 (a)	2014 (a)

Net asset value, beginning of period	$10.15		$10.19	$10.11	$10.19	$10.46	$10.42

Net investment income(b)	0.20		0.34	0.31	0.32	0.33	0.33
Net realized and unrealized gain (loss)	(0.15)		(0.04)	0.08	(0.08)	(0.25)	0.03

Net increase from investment operations	0.05		0.30	0.39	0.24	0.08	0.36

Distributions from net investment income(c)	(0.20)		(0.34)	(0.31)	(0.32)	(0.35)	(0.32)

Net asset value, end of period	$10.00		$10.15	$10.19	$10.11	$10.19	$10.46

Total Return(d)
Based on net asset value	0.52	%(e)	3.01%	3.94%	2.42%	0.83%	3.45%

Ratios to Average Net Assets(f)
Total expenses(g)	1.69	%(h)	1.69%	1.70%	1.71%	1.72%	1.74%

Total expenses after fees waived and/or reimbursed	1.69	%(h)	1.68%	1.70%	1.70%	1.71%	1.73%

Net investment income	4.06	%(h)	3.36%	3.08%	3.19%	3.25%	3.15%

Supplemental Data
Net assets, end of period (000)	$103,546		$119,171	$133,144	$128,754	$129,526	$151,454

Portfolio turnover rate	24%		60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.71%	1.73%

(h)	Annualized.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Investor C1
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015 (a)	2014 (a)

Net asset value, beginning of period	$10.15		$10.19	$10.12	$10.20	$10.46	$10.42

Net investment income(b)	0.21		0.37	0.34	0.35	0.36	0.36
Net realized and unrealized gain (loss)	(0.15)		(0.04)	0.07	(0.09)	(0.24)	0.02

Net increase from investment operations	0.06		0.33	0.41	0.26	0.12	0.38

Distributions from net investment income(c)	(0.21)		(0.37)	(0.34)	(0.34)	(0.38)	(0.34)

Net asset value, end of period	$10.00		$10.15	$10.19	$10.12	$10.20	$10.46

Total Return(d)
Based on net asset value	0.65	%(e)	3.28%	4.11%	2.69%	1.19%	3.73%

Ratios to Average Net Assets(f)
Total expenses	1.43	%(g)	1.43%	1.44%	1.45%	1.45%	1.47	%(h)

Total expenses after fees waived and/or reimbursed	1.43	%(g)	1.42%	1.44%	1.44%	1.45%	1.46%

Net investment income	4.24	%(g)	3.61%	3.39%	3.46%	3.53%	3.41%

Supplemental Data
Net assets, end of period (000)	$3,926		$10,313	$14,792	$47,450	$56,260	$75,517

Portfolio turnover rate	24%		60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended August 31, 2014, the expense ratio would have been 1.45%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Class K
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,			Period from 03/28/16 (a) to 08/31/16
			2018		2017

Net asset value, beginning of period	$10.15		$10.19		$10.11	$9.90

Net investment income(b)	0.25		0.45		0.42	0.19
Net realized and unrealized gain (loss)	(0.15)		(0.04)		0.08	0.21

Net increase from investment operations	0.10		0.41		0.50	0.40

Distributions from net investment income(c)	(0.25)		(0.45)		(0.42)	(0.19)

Net asset value, end of period	$10.00		$10.15		$10.19	$10.11

Total Return(d)
Based on net asset value	1.06	%(e)	4.09%		5.05%	4.05	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.61	%(g)	0.63	%(h)	0.65%	0.63	%(g)

Total expenses after fees waived and/or reimbursed	0.61	%(g)	0.63%		0.63%	0.63	%(g)

Net investment income	5.13	%(g)	4.44%		4.08%	4.44	%(g)

Supplemental Data
Net assets, end of period (000)	$395,441		$441,021		$200,103	$6,258

Portfolio turnover rate	24%		60%		112%	72%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/19 (unaudited)	For the Year Ended August 31,		Period from 03/28/16 (a) to 08/31/16
		2018	2017
Investments in underlying funds	0.03%	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended August 31, 2018, the expense ratio would have been 0.62%.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Floating Rate Income Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through dividend and capital gain reinvestment by current holders. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C and Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to BlackRock Floating Rate Income Portfolio (the “Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. The reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Floating Rate Income Portfolio	BlackRock Funds II	BlackRock Floating Rate Income Portfolio	BlackRock Funds V

The Reorganization was effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of its Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund as of the date of the Reorganization. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
BlackRock Floating Rate Income Portfolio	395,209,834	1	395,209,834

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Floating Rate Income Portfolio	$4,015,191,774	$4,150,923,616	$4,163,990,446

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse the Acquiring Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 28, 2019 certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receives investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan	$286,055	$286,055	$283,017	$(3,038)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Jefferies LLC	$451,440	$(451,440)	$—
Morgan Stanley & Co. LLC	11,582,400	(11,582,400)	—
National Financial Services LLC	26,220,000	(26,220,000)	—

	$38,253,840	$(38,253,840)	$—

(a)

Cash collateral with a value of $39,438,229 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service fee	0.25%	0.25%	0.25%
Distribution fee	—	0.75	0.50

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended February 28, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Investor C1	Total
Service and distribution fees	$564,971	$557,489	$23,731	$1,146,191

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended February 28, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$265,534	$45,194	$11,149	$633	$41,824	$364,334

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 28, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Total
$104	$10	$114

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended February 28, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$4,285	$3,131	$1,460	$8	$205	$9,089

For the six months ended February 28, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$689,485	$222,800	$42,956	$2,301	$3,591	$961,133

Other Fees: For the six months ended February 28, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $94,487.

For the six months ended February 28, 2019, affiliates received CDSCs as follows:

Investor A	$27,426
Investor C	38,674
Investor C1	112

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended February 28, 2019, the amount waived and/or reimbursed was $51,185.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended February 28, 2019, the Manager waived $1,483 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.70%	1.05%	1.80%	1.80%	0.65%

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through December 31, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended February 28, 2019, there were no fees waived and/or reimbursed by the Manager.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On February 28, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring August 31,
	2019	2020	2021
Fund Level	$—	$4,199	$—
Investor K	4,231	238	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Fixed-Income Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended February 28, 2019, the Fund paid BIM $82,386 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended February 28, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended February 28, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$—
Sales	7,457,524
Net Realized Loss	(167,455)

7.	PURCHASES AND SALES

For the six months ended February 28, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $864,391,305 and $1,636,902,298, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of August 31, 2018, the Fund had capital loss carryforwards in the amount of $53,172,568 available to offset future realized capital gains not subject to expiration.

As of February 28, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,370,213,554

Gross unrealized appreciation	$6,270,955
Gross unrealized depreciation	(45,112,831)

Net unrealized depreciation	$(38,841,876)

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Credit Strategies Income Fund in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but the Fund and BlackRock Credit Strategies Income Fund can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 28, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange traded options purchased and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 02/28/19		Year Ended 08/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	53,716,047	$536,675,539	110,018,148	$1,121,064,724
Shares issued in reinvestment of distributions	5,272,151	52,551,496	9,684,708	98,637,662
Shares redeemed	(114,703,933)	(1,142,507,126)	(98,263,998)	(1,001,136,637)

Net increase (decrease)	(55,715,735)	$(553,280,091)	21,438,858	$218,565,749

Investor A
Shares sold and automatic conversion of shares	5,953,670	$59,813,130	11,869,556	$120,971,535
Shares issued in reinvestment of distributions	941,577	9,383,399	1,993,980	20,306,709
Shares redeemed	(20,629,162)	(206,028,767)	(19,587,297)	(199,559,688)

Net decrease	(13,733,915)	$(136,832,238)	(5,723,761)	$(58,281,444)

Investor C
Shares sold	1,295,837	$13,024,633	2,162,674	$22,030,992
Shares issued in reinvestment of distributions	200,867	2,001,184	367,733	3,744,153
Shares redeemed and automatic conversion of shares	(2,885,568)	(28,769,579)	(3,847,403)	(39,193,156)

Net decrease	(1,388,864)	$(13,743,762)	(1,316,996)	$(13,418,011)

Investor C1
Shares sold	—	$—	1,180	$12,011
Shares issued in reinvestment of distributions	10,819	108,416	37,640	383,302
Shares redeemed and automatic conversion of shares	(634,633)	(6,405,845)	(473,609)	(4,823,915)

Net decrease	(623,814)	$(6,297,429)	(434,789)	$(4,428,602)

Class K
Shares sold	5,383,914	$53,998,171	38,403,221	$390,723,277
Shares issued in reinvestment of distributions	1,071,444	10,676,248	1,125,907	11,455,457
Shares redeemed	(10,370,750)	(102,388,677)	(15,694,409)	(160,096,170)

Net increase (decrease)	(3,915,392)	$(37,714,258)	23,834,719	$242,082,564

Total Net Increase (Decrease)	(75,377,720)	$(747,867,778)	37,798,031	$384,520,256

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Share Class	Net Investment Income
Institutional	$(124,225,147)
Investor A	(23,202,420)
Investor C	(4,191,072)
Investor C1	(460,073)
Class K	(11,728,056)

Undistributed net investment income as of August 31, 2018 was $1,428,452.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	43

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

On September 17, 2018, the Fund acquired the assets, subject to the liabilities of the BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II (the “Predecessor Trust”), through a reorganization (the “Reorganization”). The Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Predecessor Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Trust, on behalf of the Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund (and those provided to the Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s (and the Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to the Predecessor Fund); (b) the investment performance of the Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund and the Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund and the Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund and the fees and expense ratios of the Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund and those provided to the Predecessor Fund and the resulting performance of the Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of the Predecessor Fund. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Predecessor Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund (and those provided to the Predecessor Fund). The Board considered that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Predecessor Fund. In connection with its review of the Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of the Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Fund ranked in the third, second, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that the Fund’s proposed contractual management fee rate was identical to the Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that the Fund’s estimated total net expense ratio was identical to the Predecessor Fund’s total expense ratio. The Board also considered the comparison of the Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Predecessor Fund, which would be the same services to be provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to the Fund based on its review of the estimated cost of the services provided to the Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Fund to the Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	45

Disclosure of Investment Advisory Agreement  (continued)

management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund and the Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Predecessor Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund (and the Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02166

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	47

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds V with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	5,681,237,134	34,155,316
Richard E. Cavanagh	5,683,014,052	32,378,399
Cynthia L. Egan	5,689,624,061	25,768,389
Frank J. Fabozzi	5,685,956,903	29,435,547
Robert Fairbairn	5,687,114,814	28,277,636
Henry Gabbay	5,684,019,280	31,373,170
R. Glenn Hubbard	5,685,110,636	30,281,814
W. Carl Kester	5,686,245,509	29,146,941
Catherine A. Lynch	5,689,695,451	25,697,000
John M. Perlowski	5,683,657,098	31,735,353
Karen P. Robards	5,688,174,287	27,218,163

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	49

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-2/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: May 3, 2019

4